UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2005


                          MID-POWER SERVICE CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                      2-85602-D               88-0478633
-------------------------------        ------------          -------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

             8290 West Sahara Avenue, Suite 186
                        Las Vegas, NV                           89117
          ----------------------------------------           ----------
          (Address of principal executive offices)           (Zip Code)

                                  702-838-0716
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                      3753 Howard Hughes Parkway, Suite 200
                               Las Vegas, NV 89109
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01--ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 5, 2005, Mid-Power Service Corporation ("Mid-Power"), through its wholly-owned subsidiary, Mid-Power Resource Corporation, entered into a farmout agreement on May 5, 2005, with Marion Energy Inc. for Mid-Power's Clear Creek Natural Gas Unit in Utah's Carbon and Emery counties, effective February 22, 2005. Marion Energy is a subsidiary of Carpenter Pacific Resources Ltd., an Australian company traded on the Australian Stock Exchange.

         Under the terms of the agreement, Marion Energy will have the opportunity to earn up to a 75% working interest in the unit by spending up to US$20.0 million at the rate of US$5.0 million per year for four years, commencing with 2005, for pipeline construction, recompletion and workover of existing wells, drilling of new wells, and operational costs. Of the US$20.0 million, US$5.0 million will be expended by Marion Energy in carrying Mid-Power for its share of the program. Mid-Power will remain the operator of the unit, but the parties' agreement contemplates making Marion Energy the operator in the future. The agreement also permits Marion Energy to elect to drill an exploration well deeper than current wells on the unit after the shallower formations are tested or at such earlier time as the parties agree.

         If Marion Energy carries Mid-Power for US$2.5 million of carried expenditures, Mid-Power will be granted options to purchase 2.5 million shares of common stock of Marion Energy's parent corporation, Carpenter Pacific Resources Ltd., with an exercise price of AUS$0.40 per share (currently equivalent to US$0.31 per share). Options to purchase an additional 2.5 million shares at the same exercise price will be granted to Mid-Power in the event the carried expenditures reach an aggregate of US$4 million.

         Mid-Power's press release announcing the farmout agreement is attached as Exhibit 99.01.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:


   Exhibit
    Number                 Title of Document                     Location
-------------- ------------------------------------------------- -------------

     99         Additional Exhibits
-------------- -------------------------------------------------
    99.01       Press Release dated May 12, 2005                 Attached


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MID-POWER SERVICE CORPORATION


Date: May 11, 2005                           By /s/ James W. Scott
                                                ----------------------
                                                James W. Scott
                                                Its President